January 22, 2008



This submission is being made solely to obtain an identifier for a class that was inadvertently overlooked on the 485APOS filing made on January 22, 2008.

The Class for which identifiers are needed: Federated International Small Company Fund - series number S000009123 (a portfolio of Federated World Investment Series, Inc.); Institutional Shares.

Accession Number of previous 485APOS filing new numbers: 0001318148-08-000057.








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